EXHIBIT 99.16

Program: Washington Mutual Mortgage Securities Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which WaMu Asset Acceptance Corp. acted as depositor in a registered transaction

Original Characteristics of Prior Securitized Pools of Sub-Prime Conduit Loans (All Liens)

Series Designation for Prior Securitied Pools:	WMABS 2007-HE2		WMABS 07-HE1		WMABS 06-HE5		WMABS 06-HE4		WMABS 06-HE3
Mortgage Loan Characteristics as of Pool Settlement Date (1):	03/13/2007		01/16/2007		12/07/2006		10/26/2006		09/26/2006

Number of Mortgage Loans	4,451		1,962		3,328		1,873		1,848
Aggregate Principal Balance	$814,263,307.43		$284,442,108.24		$641,653,690.97		$291,043,918.73		$411,285,689.65
Approximate Weighted Average Mortgage Interest Rate	8.35%		8.67%		8.31%		8.50%		8.16%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
4.001 - 5.000%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
5.001 - 6.000%	38	1.75%	1	0.11%	0	0.00%	1	0.10%	6	0.48%
6.001 - 7.000%	355	13.73%	59	4.95%	239	10.36%	103	8.78%	278	19.89%
7.001 - 8.000%	1,043	33.44%	386	28.84%	1,088	40.98%	467	31.24%	520	32.29%
8.001 - 9.000%	1,067	27.21%	627	36.92%	849	27.91%	567	33.65%	486	27.65%
9.001 or Greater%	1,948	23.88%	889	29.18%	1,152	20.76%	735	26.24%	558	19.69%

Approximate Weighted Average Original Term (in months)	403.74		351.2		352.46		353.38		354.59
Approximate Weighted Average Remaining Term (in months)	306.2		347.64		349.23		350.09		350.9
Approximate Weighted Average Loan-To-Value Ratio	76.17%		76.61%		78.20%		77.90%		76.52%
Approximate Weighted Average Credit Score (2)	632.34		626.36		626.47		631.48		622.54
Minimum Credit Score (2)	496		510		500		501		500
Maximum Credit Score (2)	813		834		821		807		797

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	3,172	69.16%	1,497	72.58%	2,528	74.34%	1,518	75.19%	1,343	70.60%
Duplex	274	7.90%	65	3.81%	157	5.30%	54	3.75%	106	6.69%
Triplex	40	1.49%	15	1.60%	32	1.52%	25	2.52%	20	1.45%
Fourplex	16	0.40%	10	0.66%	15	0.73%	20	1.51%	14	1.16%
Townhouse	0	0.00%	0	0.00%	0	0.00%	5	0.28%	0	0.00%
Low Rise Condominium - 1-3 Stories	334	6.83%	83	4.63%	210	5.06%	70	4.12%	120	6.09%
Planned Unit Development	611	14.13%	283	16.12%	370	12.55%	179	12.52%	240	13.74%
Housing Cooperative	0	0.00%	0	0.00%	0	0.00%	1	0.06%	0	0.00%
Other	4	0.08%	9	0.61%	16	0.50%	1	0.05%	5	0.29%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	2,569	51.71%	1,104	51.13%	1,492	37.74%	1,112	57.70%	590	27.41%
Rate/Term Refinance	265	6.23%	126	6.16%	173	4.68%	112	5.42%	145	7.33%
Cash Out Refinance	1,617	42.06%	732	42.71%	1,663	57.57%	649	36.88%	1,113	65.26%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	10	0.14%	2	0.09%	10	0.26%	10	0.43%	1	0.05%
Alaska	3	0.04%	0	0.00%	4	0.16%	7	0.66%	0	0.00%
Arizona	134	2.46%	50	3.15%	116	2.93%	114	6.18%	24	1.27%
Arkansas	16	0.17%	15	0.41%	7	0.11%	15	0.53%	0	0.00%
California	898	31.60%	220	21.03%	583	27.82%	174	17.17%	509	39.17%
Colorado	140	2.65%	45	1.98%	80	1.83%	52	3.03%	62	2.64%
Connecticut	23	0.58%	3	0.15%	23	0.76%	7	0.38%	43	1.97%
Delaware	2	0.03%	0	0.00%	0	0.00%	0	0.00%	4	0.16%
District Of Columbia	11	0.27%	0	0.00%	0	0.00%	2	0.12%	2	0.12%
Florida	612	13.79%	209	12.97%	576	16.07%	169	10.06%	410	18.32%
Georgia	88	1.67%	85	3.45%	74	1.58%	59	2.54%	21	0.90%
Hawaii	10	0.41%	1	0.13%	36	1.78%	0	0.00%	6	0.42%
Idaho	9	0.12%	1	0.01%	2	0.05%	8	0.41%	2	0.13%
Illinois	202	3.94%	97	5.60%	255	7.32%	79	5.04%	148	7.05%
Indiana	40	0.40%	46	1.39%	18	0.25%	52	1.45%	14	0.36%
Iowa	4	0.05%	2	0.05%	3	0.06%	3	0.11%	3	0.05%
Kansas	9	0.12%	11	0.40%	7	0.11%	7	0.28%	0	0.00%
Kentucky	35	0.41%	27	0.72%	15	0.19%	34	1.10%	5	0.17%
Louisiana	39	0.44%	4	0.18%	22	0.44%	17	0.86%	7	0.14%
Maine	11	0.20%	0	0.00%	1	0.02%	0	0.00%	5	0.26%
Maryland	135	3.29%	23	1.90%	151	5.52%	45	3.35%	70	3.94%
Massachusetts	137	4.05%	7	0.52%	30	1.21%	10	1.34%	13	0.93%
Michigan	110	1.36%	120	4.17%	265	4.67%	72	2.77%	34	0.93%
Minnesota	23	0.49%	6	0.25%	29	0.72%	9	0.45%	3	0.12%
Mississippi	15	0.18%	3	0.08%	13	0.33%	9	0.23%	2	0.03%
Missouri	80	1.06%	62	2.19%	51	0.83%	75	2.56%	8	0.32%
Montana	2	0.06%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Nebraska	2	0.01%	0	0.00%	7	0.09%	5	0.19%	4	0.07%
Nevada	110	2.77%	52	3.32%	78	2.40%	51	3.73%	36	2.00%
New Hampshire	7	0.16%	0	0.00%	1	0.01%	1	0.12%	1	0.04%
New Jersey	110	3.32%	26	2.15%	54	2.32%	21	1.98%	42	2.20%
New Mexico	13	0.20%	5	0.22%	27	0.58%	9	0.54%	6	0.34%
New York	206	7.10%	42	4.39%	117	5.80%	24	1.60%	76	5.27%
North Carolina	66	0.91%	84	3.06%	27	0.54%	60	2.00%	24	0.66%
North Dakota	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Ohio	180	1.73%	162	5.33%	61	0.98%	116	3.87%	10	0.21%
Oklahoma	54	0.57%	33	0.93%	17	0.25%	42	1.42%	21	0.40%
Oregon	31	0.72%	15	1.04%	63	1.53%	35	2.33%	20	1.17%
Pennsylvania	121	1.33%	104	3.30%	68	1.50%	80	2.41%	34	1.06%
Rhode Island	2	0.04%	2	0.16%	9	0.25%	4	0.36%	1	0.08%
South Carolina	37	0.39%	25	0.85%	8	0.20%	18	0.65%	12	0.34%
South Dakota	0	0.00%	0	0.00%	4	0.03%	3	0.09%	0	0.00%
Tennessee	70	0.92%	46	1.64%	20	0.31%	48	1.80%	6	0.17%
Texas	411	5.12%	239	7.81%	216	3.17%	200	7.44%	38	1.03%
Utah	33	0.46%	13	0.80%	5	0.13%	21	1.10%	7	0.30%
Virginia	74	1.69%	45	2.82%	81	2.33%	44	2.34%	71	3.22%
Vermont	3	0.11%	0	0.00%	0	0.00%	0	0.00%	1	0.05%
Washington	102	2.28%	19	0.95%	73	2.23%	54	4.62%	27	1.43%
Wisconsin	14	0.12%	3	0.10%	18	0.29%	1	0.10%	6	0.15%
West Virginia	6	0.05%	5	0.17%	1	0.01%	4	0.10%	9	0.39%
Wyoming	1	0.02%	3	0.12%	2	0.03%	3	0.13%	0	0.00%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.